Dreyfus
Liquid Assets, Inc.

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                            Liquid Assets, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Liquid Assets, Inc., covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Patricia A. Larkin, Senior Portfolio Manager.

The money markets proved their worth in 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, money market funds generally outperformed many sectors of the U.S. stock market during the year, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How   did   Dreyfus   Liquid   Assets,   Inc.   perform   during   the  period?

For the 12-month period ended December 31, 2000, Dreyfus Liquid Assets, Inc. produced an annualized yield of 5.72% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 5.87%.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term obligations of U.S. issuers. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Federal Reserve Board (the "Fed") had already taken steps to relieve inflationary pressures by increasing short-term interest rates several times before the reporting period began. The Fed again raised interest rates in February and March 2000 by 0.25 percentage points and by 0.50 percentage points in May, for a total increase of 1.00 percentage points during the reporting period. As might be expected, money market instruments reacted to
the   Fed'  s   interest-rate   hikes   in   the   form   of   higher   yields.

During the first quarter of 2000, when the economy grew at a robust 4.8%, rising energy prices and strong domestic demand for goods and services added to inflation concerns. In the second quarter, economic growth rose to an even more
torrid    5.6%. Consumer    confidence    and
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

consumer spending showed few signs of abating despite sharp declines in technology stocks. The tightest U.S. labor market in the past 30 years added the prospect of wage-driven inflation.

From July through December, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Retail sales declined, housing starts slowed and inflation figures were relatively benign during the second half of 2000. Third-quarter Gross Domestic Product, or GDP, slowed to a growth rate of approximately 2.2%, the lowest in four years. In addition, further volatility in the stock market appeared to have caused consumers to decrease spending as they became less confident in their
economic    prospects.

As the year progressed, we saw further statistical data suggesting that the economy was indeed growing at a slower pace. Durable goods orders declined in October for the first time in three months, confirming that demand was also falling. The money markets responded to this news with lower yields. In this environment, the Fed held monetary policy steady, choosing not to raise rates further at its June, August and October 2000 meetings.

Although the Fed continued to leave monetary policy unchanged at its November and December 2000 meetings, it began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed's next move was likely to be an interest-rate cut. (Those expectations proved true when the Fed reduced interest rates by 0.50 percentage points on January 3, 2001, just days after the close of the reporting period.)

What is the fund's current strategy?

As of December 31, 2000, it appeared that a declining stock market, diminishing consumer confidence and a softening manufacturing sector were threatening to negatively impact economic expansion and possibly push the economy into recession. A recession is commonly defined as a period of general economic decline; specifically, a decline in GDP for two or more consecutive quarters. In our current view, however, fears of recession may be overblown. Our analyses suggest that the economic growth trend is moderating and inflation appears to be in check. Accordingly, we currently believe that the rate of growth should continue to slow, but that a recession is unlikely.

Accordingly, in our opinion the Fed's next move is likely to be a relatively modest reduction in short-term interest rates, perhaps as soon as its next meeting  in  late  January.  On  the  other  hand,  supply-and-demand  factors, uncertainty about future equity earnings and the prospect of continued volatility may negatively affect the money markets. Regardless of which forces ultimately prevail, we intend to continue to monitor the situation -- including the economy and changes in the Fed's monetary policy. We will also look to respond appropriately with respect to the fund's holdings and maturity stance.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED DAILY FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH MARCH 31, 2000. AS OF APRIL 1, 2000, THE FUND'S DIVIDEND POLICY WAS CHANGED TO REFLECT DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

December 31, 2000

                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--18.8%                                             Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Citibank N.A.

   7.03%, 3/12/2001                                                                          80,000,000               80,000,000

Comerica Bank

   7.03%, 7/24/2001                                                                         100,000,000               99,974,875

Comerica Bank

   6.65%, 8/14/2001                                                                          70,000,000  (a)          70,000,000

First Tennessee Bank N.A.

   6.48%- 6.62%, 2/6/2001-2/20/2001                                                          75,000,000               75,000,000

First Tennessee Bank N.A.

   6.65%, 2/5/2001                                                                          100,000,000  (a)         100,000,000

First Union National Bank

   6.67%, 11/13/2001-11/15/2001                                                             120,000,000  (a)         120,000,000

Michigan National Bank

   6.60%-6.94%, 3/1/2001-9/5/2001                                                           195,000,000              195,028,695

Union Bank California

   6.74%-7.05%, 1/10/2001- 9/17/2001                                                        270,000,000              270,000,000

Wilmington Trust Company

   6.62, 11/19/2001                                                                         125,000,000              125,010,474

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,135,014,044)                                                                                           1,135,014,044
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--42.2%
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   6.62%-6.63%, 1/23/2001-2/26/2001                                                         150,000,000              148,788,111

BCI Funding Corp.

   6.46%-6.66%, , 1/11/2001-6/5/2001                                                        100,000,000               98,561,389

BHF Finance (DE) Inc.

   6.62%-6.65%, , 2/28/2001-3/26/2001                                                       150,000,000              148,203,944

Canadian Imperial Holdings Inc.

   6.00%, 9/18/2001                                                                          50,000,000               47,926,861

Credit Suisse First Boston

   6.54%, 5/4/2001                                                                           25,000,000               24,455,896

Donaldson Lufkin & Jenrette Inc.

   6.72%, 4/9/2001                                                                           50,000,000               49,115,278

Dresdner U.S. Finance Inc.

   6.43%, 6/5/2001                                                                           50,000,000               48,658,819

General Electric Capital Corp.

   6.41%-7.00%, 3/12/2001-3/22/2001                                                         175,000,000              172,630,208

General Electric Capital  Services Inc.

   6.66%-7.00%, 1/25/2001- 3/12/2001                                                        100,000,000               99,136,472


                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

   6.42%-6.62%, 3/30/2001-5/15/2001                                                         200,000,000              196,100,666

Lehman Brothers Holdings Inc.

   7.02%, 4/20/2001                                                                         150,000,000              146,970,708

MPS U.S. Commercial Paper Corp.

   6.65%, 3/16/2001                                                                          50,000,000               49,331,431

Morgan (J.P.) & Co. Inc.

   6.43%, 3/14/2001                                                                          75,000,000               74,050,500

National Rural Utilities Cooperative Corp.

   6.64%-7.00%, 2/26/2001-4/20/2001                                                         148,000,000              145,523,039

Nordbanken N.A. Inc.

   6.67%-6.99%, 1/17/2001-3/9/2001                                                          180,000,000              178,718,778

Philip Morris Cos. Inc.

   6.68%-6.70%, 5/29/2001-5/30/2001                                                         175,000,000  (b)         170,332,722

Sanpaolo IMI  U.S. Financial Co.

   6.46%-6.61%, 4/2/2001-6/6/2001                                                           100,000,000               97,721,521

Santander Central Hispano Finance (Delaware) Inc.

   6.67%-7.00%, 1/10/2001-3/19/2001                                                         275,000,000              273,100,722

Societe Generale N.A. Inc.

   6.68%-6.74%, 2/12/2000-3/6/2001                                                          200,000,000              198,090,000

Swedbank Inc.

   6.92%, 3/9/2001                                                                           75,222,000               74,296,623

UBS Finance (Delaware LLC)

   6.50%, 1/2/2001                                                                          100,000,000               99,981,944

TOTAL COMMERCIAL PAPER

   (cost $2,541,695,632)                                                                                           2,541,695,632
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--13.6%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   6.46%, 1/16/2001                                                                         100,000,000              100,000,000

Bear Stearns Cos. Inc.

   6.65%-6.83%, 1/5/2001-12/7/2001                                                          170,000,000  (a)         170,024,360

CIT Group Holdings Inc.

   6.75%, 1/19/2001                                                                          50,000,000  (a)          49,997,945

General Motors Acceptance Corp.

   6.49%, 12/10/2001                                                                         32,500,000  (a)          32,546,707

Key Bank N.A.

   6.64%, 8/28/2001                                                                         100,000,000  (a)         100,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
CORPORATE NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.

   6.67%, 2/27/2001                                                                         125,000,000  (a)         125,058,992

Merrill Lynch & Co. Inc.

   6.66%-6.70%, 2/28/2001- 4/11/2001                                                        170,000,000  (a)         169,998,416

Morgan (J.P.) & Co.

   6.67%, 3/6/2001                                                                           75,000,000  (a)          74,998,685

TOTAL CORPORATE NOTES

   (cost $822,625,105)                                                                                               822,625,105
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--22.0%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   6.67%, 7/5/2001                                                                           50,000,000  (a)          50,000,000

Bank of America N.A.

   6.67%, 3/22/2001                                                                         150,000,000  (a)         150,000,000

Bank of America N.A.

   6.46%-6.85%, 1/16/2001-6/08/2001                                                         130,000,000              130,000,000

Bank of New York

   6.67%, 3/7/2001                                                                           97,000,000  (a)          96,991,363

Comerica Bank

   6.65%, 4/25/2001                                                                         100,000,000  (a)          99,990,630

First Union National Bank

   6.68%, 2/26/2001                                                                         150,000,000  (a)         150,000,000

Key Bank N.A.

   6.90%, 8/8/2001                                                                          100,000,000               99,992,886

LaSalle Bank N.A.

   6.65%, 4/4/2001                                                                          100,000,000              100,000,000

National City Bank

   6.56%, 1/24/2001                                                                         100,000,000               99,997,604

National City Bank

   6.68%, 2/22/2001                                                                         150,000,000  (a)         149,989,620

PNC Bank N.A.

   6.63%, 6/29/2001                                                                         100,000,000  (a)          99,986,028

U.S. Bank N.A.

   6.60%, 11/23/2001                                                                        100,000,000               99,974,545

TOTAL SHORT-TERM BANK NOTES

   (cost $1,326,922,676)                                                                                           1,326,922,676

                                                                                                     The Fund


                                                                                            Principal
TIME DEPOSITS--2.1%                                                                        Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA Inc. (London)

  4.75%, 1/2/2001

   (cost $123,613,000)                                                                      123,613,000              123,613,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,949,870,457)                                                           98.7%            5,949,870,457

CASH AND RECEIVABLES (NET)                                                                         1.3%               77,138,761

NET ASSETS                                                                                       100.0%            6,027,009,218

(A)  VARIABLE INTEREST -- SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $170,332,722 OR APPROXIMATELY 2.8% OF
     NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         5,949,870,457  5,949,870,45

Cash                                                                 26,773,683

Interest receivable                                                  54,393,464

Prepaid expenses                                                        170,745

                                                                  6,031,208,349
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,844,345

Accrued expenses                                                      1,354,786

                                                                      4,199,131
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,027,009,218
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    6,025,052,23

Accumulated undistributed investment income--net                      1,956,342

Accumulated net realized gain (loss) on investments                         638
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     6,027,009,21
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)     6,025,927,67

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    367,797,391

EXPENSES:

Management fee--Note 2(a)                                           26,679,220

Shareholder servicing costs--Note 2(b)                              13,323,346

Prospectus and shareholders' reports                                   418,701

Custodian fees                                                         219,601

Directors' fees and expenses--Note 2(c)                                127,751

Registration fees                                                       55,594

Professional fees                                                       52,389

Miscellaneous                                                           15,354

TOTAL EXPENSES                                                      40,891,956

INVESTMENT INCOME--NET                                             326,905,435
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 1(B) ($):                                       (5,642)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               326,899,793

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                          --------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        326,905,435          248,207,550

Net realized gain (loss) from investments         (5,642)                  -

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 326,899,793           248,207,550
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME-NET                       (324,949,093)        (248,207,550)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold              20,959,916,587       24,990,892,805

Dividends reinvested                          183,885,783          246,479,289

Cost of shares redeemed                   (20,517,947,621)     (25,222,700,524)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 625,854,749           14,671,570

TOTAL INCREASE (DECREASE) IN NET ASSETS       627,805,449           14,671,570
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         5,399,203,769        5,384,532,199

END OF PERIOD                               6,027,009,218        5,399,203,769

Undistributed investment income--net            1,956,342                 --

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended December 31,
                                                              ----------------------------------------------------------------------
                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                            .057          .045           .049          .049          .048

Distributions:

Dividends from investment income--net                            (.057)        (.045)         (.049)        (.049)        (.048)

Net asset value, end of period                                   1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.85          4.59           4.97          5.04          4.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .72           .74            .74           .74           .76

Ratio of net investment income
   to average net assets                                         5.73          4.49           4.85          4.92          4.76

Decrease reflected in above expense
   ratios due to undertakings by

   The Dreyfus Corporation                                        --             --            .01           .01           .02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       6,027,009     5,399,204       5,384,532    4,566,292     4,714,699

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Liquid  Assets,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments repre sents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $2,465 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On January 2, 2001, the fund declared a cash dividend of approximately $.0003 per share from undistributed investment income-net which included investment income-net for Saturday December 30, 2000 and Sunday December 31, 2000.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions  with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly. The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. The Manager had undertaken from January 1, 2000 through December 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended December 31, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's
average    daily    net    assets    for    certain    allocated
expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged $5,985,458 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $4,753,999 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Liquid Assets, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
New York, New York
February 1, 2001



NOTES

                      For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  039AR0012